UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2024

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2024, New Fortress Energy Inc. (the “Company”) entered into the Fourth Amendment to the Uncommitted Letter of Credit and Reimbursement Agreement (the “Fourth Amendment”), by and among the Company, as the borrower, the guarantors party thereto, Natixis, New York Branch, and each of the other financial institutions party thereto, as Lenders, which amends that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, restated or otherwise modified from time to time, the “Existing ULCA” and the Existing ULCA as amended by the Fourth Amendment, the “Amended ULCA”), by and among the Company, the guarantors from time to time party thereto, Natixis, New York Branch, as Administrative Agent, Natixis, New York Branch, as ULCA Collateral Agent, Natixis, New York Branch, and each of the other financial institutions party thereto, as Lenders and Issuing Banks.

On August 31, 2024, the Company entered into the First Amendment to the Credit Agreement (the “First Amendment”), by and among the Company, as the borrower, the guarantors party thereto, the lenders party thereto, and Morgan Stanley Senior Funding Inc., as administrative agent, which amends that certain Credit Agreement, dated as of July 19, 2024 (as amended, restated or otherwise modified from time to time, the “Existing TLA” and the Existing TLA as amended by the First Amendment, the “Amended TLA”), by and among the Company, as the borrower, the guarantors from time to time party thereto, the several lenders from time to time party thereto, and Morgan Stanley Senior Funding Inc., as administrative agent and as collateral agent.

On August 31, 2024, the Company entered into the Eighth Amendment to the Credit Agreement (the “Eighth Amendment”), by and among the Company, as borrower, the guarantors party thereto, the lenders party thereto and MUFG Bank Ltd., as administrative agent and as collateral agent, which amends that certain Credit Agreement, dated as of April 15, 2021 (as amended, restated or otherwise modified from time to time, the “Existing RCF” and the Existing RCF as amended by the Eighth Amendment, the “Amended RCF”), by and among the Company, as the borrower, the guarantors from time to time party thereto, the several lenders and issuing banks from time to time party thereto, and MUFG Bank Ltd., as administrative agent and as collateral agent.

The Fourth Amendment, the First Amendment and the Eighth Amendment are referred to herein collectively as the “Amendments,” and each, an “Amendment;” the Amended ULCA, the Amended TLA and the Amended RCF are referred to herein collectively as the “Amended Credit Agreements,” and each, an “Amended Credit Agreement.” The Existing ULCA, Existing TLA and Existing RCF are referred to herein collectively as the “Existing Credit Agreements.” Each Amendment will become effective upon the satisfaction of certain conditions specified therein.

The Amended Credit Agreements, among other things, suspend the application of the maximum Debt to Total Capitalization Ratio (as defined in the Existing Credit Agreements) for the quarterly covenant tests conducted as of the last day of the fiscal quarters ending September 30, 2024, December 31, 2024 and March 31, 2025. The Amended Credit Agreements also add a financial covenant that requires a minimum consolidated liquidity (generally defined as unrestricted cash and cash equivalents plus available commitments under the Amended RCF) of $100.0 million as of the last day of any fiscal quarter, commencing as of September 30, 2024 (or in case of the Amended TLA, commencing December 31, 2024).

The Amended Credit Agreements also prohibit the Company from making certain restricted payments, including dividends on the Company’s common stock in excess of $0.10 per share per fiscal quarter, incurring liens on certain collateral, engaging in affiliate transactions involving certain collateral and consummating asset sales involving certain collateral.

Each Amendment will become effective upon the satisfaction of certain conditions on or before September 30, 2024. There can be no assurances that these conditions will be satisfied.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition or the stock prices of the Company. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described herein will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company's annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. The Company undertakes no duty to update these forward-looking statements, even though its situation may change in the future.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: September 6, 2024	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer